SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 21, 1998
                Date of Report (Date of earliest event reported)



                           Supertel Hospitality, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware               0-23536          47-0774097
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     309 North 5th Street, Norfolk, NE            68701
   (Address of principal executive offices)     (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 371-2520













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Item 5.   OTHER EVENTS.

         Effective September 21, 1998, Supertel Hospitality, Inc. and PMC Commercial Trust amended the Agreement and Plan of Merger dated June 3, 1998 to extend certain items therein by 30 days. A copy of the amendment, incorporated by this reference, is attached as an exhibit hereto.

ITEM 7.           EXHIBITS

         Exhibit 99.1 Amendment dated September 21, 1998 to Agreement and Plan of Merger.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SUPERTEL HOSPITALITY, INC.


Date: September 22, 1998                      By: /s/ Paul J. Schulte
                                              --------------------------
                                              Paul J. Schulte
                                              President and
                                              Chief Executive Officer


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